UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 13, 2007

STARMED GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-33153	52-2220728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2029 Century Park East, Suite 1112, Los Angeles, CA 90067

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 310-226-2555

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events

       A Meeting of the Board of Directors of STARMED GROUP, INC. (the "Company") was duly held on July 19, 2007 at 2029 Century Park East, Suite 1112, Los Angeles, CA 90067. The Meeting was called in compliance with the Articles and By-Laws of the Company.

On motions duly made and seconded it was voted that the Board of Directors of the Corporation are authorized to issue a reverse stock split in the ration of 1 for 40 for all issued and outstanding common stock of the company with an effective date of August 13, 2007.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2007
STARMED GROUP, INC.

	By:	/s/Herman Rappaport
Herman Rappaport, President